UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2005, CNL Hotels & Resorts, Inc. (the “Company”) and CNL Hospitality Corp., its advisor (the “Advisor”, and together with the Company, the “Parties”) entered into a sixth amendment (the “Sixth Amendment”) to the renewal agreement dated as of March 31, 2005 between the Parties (the “Renewal Agreement”) which renewed the advisory agreement dated April 1, 2004 between the Parties (the “Advisory Agreement”) for an additional one-year term commencing on April 1, 2005, and ending on March 31, 2006.

The Renewal Agreement provides that (i) in the event that the Parties cannot agree, after good faith negotiations, upon a new Rate (as defined in the Renewal Agreement) to be used in determining Acquisition Fees (as defined in the Advisory Agreement) payable to the Advisor on or before July 1, 2005 (the “Arbitration Date”), the Parties will submit the determination of the Rate to binding arbitration, so long as such arbitration is not inconsistent with applicable law or the Company’s Articles of Amendment and Restatement, as amended (the “Charter”), and (ii) if it is determined by the Company that arbitration is specifically inconsistent with applicable law or the Charter, the Company will notify the Advisor in writing prior to July 1, 2005 (the “Notification Date”) and the Parties will negotiate in good faith to agree upon an alternative method to determine the new Rate. The Parties entered into a first amendment (the “First Amendment”) to the Renewal Agreement on June 30, 2005, which extended the Arbitration Date and the Notification Date to August 1, 2005. The Parties entered into a second amendment (the “Second Amendment”) to the Renewal Agreement on July 29, 2005, which extended the Arbitration Date and the Notification Date to September 1, 2005. The Parties entered into a third amendment (the “Third Amendment”) to the Renewal Agreement on August 30, 2005, which extended the Arbitration Date and the Notification Date to October 1, 2005. The Parties entered into a fourth amendment (the “Fourth Amendment”) to the Renewal Agreement on September 29, 2005, which extended the Arbitration Date and the Notification Date to November 1, 2005. The Parties entered into a fifth amendment (the “Fifth Amendment”) to the Renewal Agreement on October 31, 2005, which extended the Arbitration Date and the Notification Date to December 1, 2005. The Sixth Amendment extends the Arbitration Date and the Notification Date to January 1, 2006.

The Advisory Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The Renewal Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 31, 2005. The First Amendment was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated June 30, 2005. The Second Amendment was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K dated July 29, 2005. The Third Amendment was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K dated August 30, 2005. The Fourth Amendment was filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K dated September 29, 2005. The Fifth Amendment was filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K dated October 31, 2005. The Sixth Amendment is filed herewith as Exhibit 10.8 and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Sixth Amendment.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1
Advisory Agreement dated as of April 1, 2004 between CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed August 9, 2004 and incorporated herein by reference.)

10.2
Renewal Agreement dated as of March 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2005 and incorporated herein by reference.)

10.3
First Amendment to Renewal Agreement dated as of June 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed July 7, 2005 and incorporated herein by reference.)

10.4
Second Amendment to Renewal Agreement dated as of July 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed August 4, 2005 and incorporated herein by reference.)

10.5
Third Amendment to Renewal Agreement dated as of August 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed September 1, 2005 and incorporated herein by reference.)

10.6
Fourth Amendment to Renewal Agreement dated as of September 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed October 3, 2005 and incorporated herein by reference.)

10.7
Fifth Amendment to Renewal Agreement dated as of October 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed November 4, 2005 and incorporated herein by reference.)

10.8	Sixth Amendment to Renewal Agreement dated as of November 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: December 5, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit 10.1
Advisory Agreement dated as of April 1, 2004 between CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed August 9, 2004 and incorporated herein by reference.)

Exhibit 10.2
Renewal Agreement dated as of March 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2005 and incorporated herein by reference.)

Exhibit 10.3
First Amendment to Renewal Agreement dated as of June 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed July 7, 2005 and incorporated herein by reference.)

Exhibit 10.4
Second Amendment to Renewal Agreement dated as of July 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed August 4, 2005 and incorporated herein by reference.)

Exhibit 10.5
Third Amendment to Renewal Agreement dated as of August 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed September 1, 2005 and incorporated herein by reference.)

Exhibit 10.6
Fourth Amendment to Renewal Agreement dated as of September 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed October 3, 2005 and incorporated herein by reference.)

Exhibit 10.7
Fifth Amendment to Renewal Agreement dated as of October 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed November 4, 2005 and incorporated herein by reference.)

Exhibit 10.8	Sixth Amendment to Renewal Agreement dated as of November 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)